EXHIBIT 23.1
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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     We have issued our report dated April 14, 2003  accompanying  the financial statements of Arete Industries, Inc., which appears in the annual report on Form 10-KSB for year ended December 31, 2002. We consent to the incorporation by reference in this Registration Statement on Form S-8 of the aforementioned report.


         Date: September 2, 2003            By:  /s/ Causey Demgen & Moore Inc.
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                                                     Causey Demgen & Moore Inc.
                                                     1801 California Street
                                                     Denver, Colorado 80202